May 7, 1999

Dear Shareholder:

  In the first quarter of 1999, the net asset value of the Growth Fund was virtually unchanged dropping .4%. The Fund's performance lagged that of the S&P 500 index which gained 4.6% in the quarter, a continuation of trends which began in the fourth quarter of 1998. The tiering of the market into "have's" and "have not's" has created a challenging environment for the Hilliard Lyons Growth Fund as it holds a core belief that the price one pays to become an owner in a business matters. At this writing, it appears that the tiering phenomenon, which has become so exaggerated, is breaking down. In fact, on May 1 the Fund was up 6.1% for the year and had closed most of the performance gap relative to the S&P Index. More on this later.

  The Hilliard Lyons Growth Fund reached a milestone in the first quarter with net assets decisively breaking through the $100,000,000 mark. The Fund has experienced steady net purchases by new investors, which we believe reflects confidence that our style will produce solid returns and that we can execute our plans effectively. Also, during the quarter, Tom Corea resigned from Hilliard Lyons, Inc., the Fund's advisor, and, therefore, his position as an officer of the Fund ceases. Tom made valuable contributions to the Fund both in individual security analysis and in its philosophical development. We will miss him.

 The Market

  As mentioned earlier, in the past two or three years the market has developed what we perceive to be a malady which might be likened to bipolar disorder. At the grandiose pole, a narrow list of companies is accorded market valuations that were last seen more than 25 years ago in the speculative market of the late 60's and the favorite 50 syndrome of the early 70's. At the depressed pole, one finds the majority of publicly traded securities which have had mediocre investment performance in the last two years. A haunting leitmotif accompanying the tiering as it developed has been an ever-building speculative fever in Internet-related companies. Anyone who wants to take the temperature of this fever can perform a simple analysis. Take any Internet company, multiply its shares outstanding by its market price. Then compare the total to annual sales and earnings for the company. Woe to the shareholder when the fever breaks.

  As mentioned earlier, this tiering process has posed the Fund a difficult dilemma. We have always preferred companies which are in the favored category, seeking as Warren Buffet has said, "To buy a great company at a good price rather than a mediocre company at a cheap price." Our problem is even finding a good price among the great companies. To be sure, we have benefitted from the phenomenon with such holdings as Walgreens, Fifth Third, and others, which have been blessed in the market place. It has been the re-deploying of funds from overpriced securities and the deployment of new money that has been difficult on a favorable basis. Our attempts to find winners in the "have-not" category have met with mixed success. Several of our choices have lagged in the matter that means most--moving corporate earnings per share ahead decisively. In light of this experience, we have been especially pleased to see cracks in the two-tier system, the fall of which we consider to be inevitable. We have ample buying power to make concentrated new commitments to great companies or to add to the positions we already have in them. We believe the rigidity which produced today's circumstances have sown the seeds of terrific opportunities that will appear later.
                                                            Continued . . . . .

 A Tiffany World

  In 1930, the renowned economist John Maynard Keynes wrote an essay entitled "The Economic Possibilities of our Grandchildren." In that essay, Keynes argued that toward the end of the twentieth century, mankind would begin to face its permanent problem of using its leisure time and wealth wisely, having advanced beyond the subsistent needs which have always hounded it. There are many areas of the world, and indeed in our own country, where I would not press such an idea out loud, but the fact is, one only need look around to see the veracity of Keynes' musings. A drive through the red-hot communities of Florida and the sampling of home and condo prices helps one grasp the phenomenon. The business performance of Tiffany even in beleaguered Japan is an eye-opener. From Carnival Cruise Lines to Nascar popularity to indulgence in new jazzed-up movie theatres, signs abound heralding the arrival of the era Keynes envisioned in the depths of The Depression.

  We are so focused on individual company issues that sometimes we are slow on the uptake on the larger trends emerging in our society. To the extent that we have been late in recognizing the profit implications deriving from burgeoning wealth of individuals in developing countries, we hope to more than make up in embracing its pervasive implications for future economic behavior. We intend to aim analytical energy in this direction being mindful that the wealth effect of rising stock prices has raised this trend to consciousness and must be considered in valuing potential investments.

  Many thanks for your continued support.

                                           DONALD F. KOHLER
                                           Chairman

                                           SAMUEL C. HARVEY
                                           President

                                                                       Market
 Shares    Company                                                      Value
--------------------------------------------------------------------------------
 COMMON STOCKS -- 85.4%
 -------------------------------------------------------------------------------
           BASIC INDUSTRY -- 3.6%
           ---------------------------------------------------------------------
 126,000   Sigma-Aldrich..........................................   $ 3,685,500
                                                                     -----------
                                                                       3,685,500
           CAPITAL GOODS -- 12.5%
           ---------------------------------------------------------------------
 162,000   Dover Corp.............................................     5,325,750
  21,000   General Electric Co....................................     2,323,125
  48,000   Nordson Corp...........................................     2,676,000
 112,000   Raychem Corp...........................................     2,527,000
                                                                     -----------
                                                                      12,851,875
           CONSUMER DURABLE -- 7.2%
           ---------------------------------------------------------------------
 123,000   Donaldson Co. Inc......................................     2,214,000
  91,000   Harley-Davidson Inc....................................     5,232,500
                                                                     -----------
                                                                       7,446,500
           CONSUMER NON-DURABLE -- 11.9%
           ---------------------------------------------------------------------
  86,900** Bush Boake Allen Inc...................................     2,389,750
  40,000   Gillette Co............................................     2,377,500
  42,000   Lauder Estee Cos. Inc. CL A............................     3,969,000
 142,000   Mattel Inc.............................................     3,532,250
                                                                     -----------
                                                                      12,268,500
           FINANCIAL -- 28.8%
           ---------------------------------------------------------------------
  57,500   American International Group Inc.......................     6,935,938
      60** Berkshire Hathaway Inc.................................     4,284,000
 221,000   Cincinnati Financial Corp..............................     8,052,687
  72,500   Federal Home Loan Mortgage Corp........................     4,141,562
  18,000   Fifth Third Bancorp....................................     1,186,875
  52,312   Synovus Financial Corp.................................     1,069,127
  50,000   Wachovia Corp..........................................     4,059,375
                                                                     -----------
                                                                      29,729,564
           HEALTH CARE -- 6.7%
           ---------------------------------------------------------------------
  31,500   Allergan Inc...........................................     2,768,062
  44,000   Johnson & Johnson......................................     4,122,250
                                                                     -----------
                                                                       6,890,312

                                                                        Market
 Shares  Company                                                        Value
--------------------------------------------------------------------------------
         RETAIL & SERVICES -- 11.8%
         -----------------------------------------------------------------------
 134,400 Brady WH Co. CL A.........................................    2,814,000
  59,000 Gannett Co................................................    3,717,000
  80,000 G & K Services Inc. CL A..................................    3,695,000
  68,000 Walgreen Co...............................................    1,921,000
                                                                      ----------
                                                                      12,147,000
         TECHNOLOGY -- 2.9%
         -----------------------------------------------------------------------
  89,500 Teleflex Inc..............................................    3,048,594
                                                                      ----------
                                                                       3,048,594
 Total Common Stocks -- (Cost --$59,429,993)                          88,067,845
                                                                      ----------

U.S. GOVERNMENT AGENCY OBLIGATIONS -- 15.0%
-------------------------------------------------------------------------------

 Principal
 Amount      Description
 ----------- -----------
 $15,490,000 Federal Home Loan
             Bank Purchase
             Yield 4.867%, due
             04/01/99.........     15,490,000
             Total U.S. Gov-
             ernment Agency
             Obligations (Am-
             ortized Cost--
             $15,490,000).....     15,490,000
 OTHER ASSETS LESS LIABILI-
 TIES --
 (-0.4%).......................      (369,196)
                                 ------------
 TOTAL NET ASSETS..............  $103,188,649
                                 ============
 Net assets
             Investor A
             shares...........   $ 91,773,197
             Investor B
             shares...........     11,415,452
                                 ------------
                                 $103,188,649
 Shares of capital stock
             Investor A
             shares...........      2,745,217
             Investor B
             shares...........        343,618
                                 ------------
                                    3,088,835
 Net asset value
             Investor A
             shares--redemp-
             tion price per
             share............   $      33.43
                                 ------------
             Investor B
             shares--offering
             price per share*.   $      33.22
                                 ------------

The percentage shown for each investment category is the total value of that category as a percentage of the total net assets of the Fund.
 * Redemption price of Investor B shares varies based on length of time shares are held.
** Non-income producing security.
                       HILLIARD LYONS GROWTH FUND, INC.
                            STATEMENT OF NET ASSETS
                                  (UNAUDITED)
                                March 31, 1999

                      ----------------------------------

                              First Quarter Report
                                 March 31, 1999
                       J.J.B. Hilliard, W.L. Lyons, Inc.
                             Hilliard Lyons Center
                           Louisville, Kentucky 40202
                                 (502) 588-8400
                                 (800) 444-1854
                      ----------------------------------
                                   DIRECTORS

William A. Blodgett, Jr.
                Donald F. Kohler
Stewart E. Conner
                John C. Owens

                                    OFFICERS

Donald F. Kohler -- Chairman
Samuel C. Harvey -- President
Joseph C. Curry, Jr. -- Treasurer and Secretary
Dianna P. Wengler -- Asst. Secretary

                                  DISTRIBUTOR

Provident Distributors, Inc.
Four Falls Corporate Center, 6th Floor
West Conshohocken, Pennsylvania
19428-2961
(610) 260-6533

                          TRANSFER AGENT AND CUSTODIAN

State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02266

                                    AUDITORS

Ernst & Young LLP
400 West Market Street
Louisville, Kentucky 40202

                                 LEGAL COUNSEL

Brown, Todd & Heyburn PLLC
3200 Providian Center
Louisville, Kentucky 40202

This report is intended for the information of shareholders of the Hilliard Lyons Growth Fund, Inc., but it may also be used as sales literature when pre-ceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Fund.

                              FIRST QUARTER REPORT
                                 March 31, 1999